

UMH PROPERTIES, INC.

January 2015

Investor Presentation

Forward Looking Statements

Statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Also, when we use any of the words "anticipate," "assume," "believe," "estimate," "expect," "intend," or similar expressions, we are making forward-looking statements. These forward-looking statements are not guarantees and are based on our current intentions and current expectations and assumptions. These statements, intentions, expectations and assumptions involve risks and uncertainties, some of which are beyond our control that could cause actual results or events to differ materially from those we anticipate or project, such as: changes in real estate market conditions and general economic conditions; the inherent risks associated with owning real estate, including local real estate market conditions, governing laws and regulations and illiquidity of real estate investments; our ability to repay debt financing obligations; our ability to refinance amounts outstanding under our credit facilities at maturity on terms favorable to us; the loss of any member of our management team; our ability to comply with certain debt covenants; our ability to integrate acquired properties and operations into existing operations; continued availability of debt or equity capital; market conditions affecting our equity capital; changes in interest rates under our current credit facilities and under any additional variable rate debt arrangements that we may enter into in the future; our ability to implement successfully our selective acquisition strategy; our ability to maintain internal controls and procedures to ensure all transactions are accounted for properly, all relevant disclosures and filings are timely made in accordance with all rules and regulations and any potential fraud or embezzlement is thwarted or detected; changes in federal or state tax rules or regulations that could have adverse tax consequences; and our ability to qualify as a real estate investment trust for federal income tax purposes.

You should not place undue reliance on these forward-looking statements, as events described or implied in such statements may not occur. We undertake no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise.

Recipients are strongly advised to read the Company's filings with the Securities and Exchange Commission because they contain important information.





UMH
PROPERTIES, INC





Company Overview

- UMH Properties, Inc. ("UMH" or "the Company") is a publicly owned Real Estate Investment Trust ("REIT"). The Company commenced operations in 1968 and has been operating as a public company since 1985.
- Owner and operator of manufactured home communities - leasing manufactured home spaces on a month-to-month basis to private resident homeowners.
- Portfolio consists of 88 manufactured home communities containing approximately 15,100 developed sites located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana and Michigan.
- UMH rents homes to residents and currently has over 2,000 rental units. UMH anticipates adding 500 new rental homes per year with an investment of $20.0mm in rental homes which will yield $4.0mm in gross revenue annually.
- With over 2,300 acres in existing communities, UMH benefits from significant exposure to the Marcellus and Utica Shale Regions.
- The Company also sells homes to qualified residents through its wholly-owned taxable REIT subsidiary (UMH Sales and Finance, Inc.). The Company has sold approximately 3,000 homes since 1995.
- In addition, the Company has $62.4mm of real estate securities and $21.4mm of loan receivables in its asset portfolio as of September 30, 2014.
- Manufactured home communities provide high profit margins, recession resistant qualities and stable income streams. Additionally, the high-barrier to entry nature of manufactured home communities enhance the potential for long-term appreciation in value.

Extensive Operating History


1970


1980


2015


2015


2015

1968 | 1985 | 1990 | 1995 | 2000 | 2005 | 2010 | 2012 | 2013

1968:
UMH commences operations

1985:
UMH completes Initial Public Offering

January 1, 1992:
UMH elects REIT status.

1995:
Sam Landy becomes President and CEO of UMH.

January 1, 2001:
REIT Modernization Act becomes effective. Legislation enables REITs to engage in sales activities.

April 1, 2001:
UMH Sales & Finance, Inc. commences operations.

April 1, 2006:
Corporate name changes from United Mobile Homes, Inc. to UMH Properties, Inc. to more accurately convey the quality of the Company's communities.

September 7, 2008:
Fannie Mae and Freddie Mac placed into conservatorship. UMH anticipates that going forward households will need to make more sustainable housing decisions.

June 29, 2009:
Addition of UMH Properties, Inc. to Russell 2000 Index

March 2, 2012:
UMH Properties, Inc. moves common and preferred stock listings from NYSE: Amex to NYSE

2013:
UMH increases purchase of rental homes from 100 to 300. Projects 500 new rentals in 2014 and 2015.

UMH PROPERTIES, INC

Favorable US Housing Trends

- UMH is well positioned to participate in the ongoing recovery of the US housing market

% of Households Owning a Single-Family Home


70%
69%
68%
67%
66%
65%
64%
63%
62%
61%
60%
1966
1968
1970
1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014

Single Family Home Price Change Year-Over-Year


20%
16%
12%
8%
4%
0%
-4%
-8%
-12%
-16%
-20%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

The Cyclicality of Housing


2000
1600
1200
800
400
0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
SF housing starts
Multi family housing starts
MH shipments

UMH PROPERTIES, INC

Portfolio Snapshot



North Dakota
Minnesota
Wisconsin
South Dakota
Michigan
Iowa
Nebraska
Illinois
Indiana
Ohio
Kansas
Missouri
Kentucky
West Virginia
Virginia
Tennessee
North Carolina
Oklahoma
Arkansas
South Carolina
Mississippi
Alabama
Georgia
Texas
Louisiana
Florida
Maine
Vermont
New Hampshire
New York
Massachusetts
Rhode Island
Connecticut
Pennsylvania
New Jersey
Maryland
Delaware

Portfolio Statistics

Total Communities	88
Developed Home Sites	15,100
States	7
Portfolio Occupancy	82.2%
Average Monthly Site Rent	$396
Home Rentals as % of Occupied Sites	16%
Home Rental Occupancy	91.3%
Annual Turnover	Approx. 12%
Additional Land to Be Developed (Acreage)	Approx. 800
Gross Asset Value ($mm)	$562
Gross Real Estate Book Value ($mm)	$435
Mortgage debt/ Gross Real Estate Book Value ($mm)	42.3%

	Communities	Sites
Acquired prior to 2011	35	8,000
Acquired in 2011	5	900
Acquired in 2012	17	1,700
Acquired in 2013	17	2,900
Acquired in 2014	14	1,600
Total	88	15,100

UMH PROPERTIES, INC

Financial Information as of 9/30/14. Property information as of 9/30/14.

[1] Gross asset value based on the book value of total real estate and other assets as of 9/30/14 plus accumulated depreciation.

[2] Gross real estate book value is based on the book value of total real estate assets as of 9/30/14 plus accumulated depreciation.

Portfolio Capacity by State

Capacity

	Communities		Developed Sites			Avg. Monthly
	No.	%	No.	%	Avg. Occup. (1)	Rent ($)
PA	38	43.1%	5,916	39.3%	82.0%	$408
OH	25	28.4%	3,636	24.1%	78.5%	$312
TN	7	8.0%	1,829	12.1%	87.6%	$397
NY	7	8.0%	1,132	7.5%	79.9%	$451
NJ	4	4.6%	1,007	6.7%	95.5%	$556
IN	6	6.8%	1,395	9.3%	79.5%	$368
MI	1	1.1%	143	1.0%	76.9%	$392
Grand Total	**88**	**100%**	**15,058**	**100%**	**82.2%**	**$396**

(1) Excludes community in Memphis, TN which was closed in 2011 due to an unusual flood.

UMH PROPERTIES, INC

Information as of 9/30/14.

Historical Occupancy


83%
82%
81%
80%
79%
78%
77%
76%
75%
74%
77.6%
78.3%
76.8%
80.5%
81.1%
82.2%
2009
2010
2011
2012
2013
3Q14

UMH PROPERTIES, INC

Information as of period ending dates and updated as of September 30, 2014.

Same Store Occupancy



83.0%
82.0%
81.0%
80.0%
79.0%
78.0%
79.8%
79.7%
80.0%
80.6%
80.8%
80.4%
81.2%
82.1%
82.7%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

UMH PROPERTIES, INC

Information as of period ending dates and updated as of September 30, 2014.

*Excludes Memphis Mobile City.

**Reflects all communities in place as of July 1, 2012.

Marcellus & Utica Shale Region Exposure

- The Marcellus and Utica Shale Regions are large natural gas fields located beneath much of Pennsylvania, Ohio, West Virginia and New York
  - Fields have the potential to be among the largest sources of natural gas in the world
  - Activity surrounding the development of the shale regions is expected to accelerate over the next few years
- Economies in the shale region are expected to benefit from increased employment, wealth of landowners and state and local tax revenues.
- UMH is already seeing increased demand for residential units in the region as a result of Marcellus and Utica Shale related activity. Demand for rental homes has increased substantially over the past year. UMH added 500 rental homes in 2014 to satisfy demand.
- With over 2,300 acres in existing communities, UMH benefits from significant exposure to the Marcellus and Utica Shale Regions.

Existing Home Communities



Shale region
Home Community [56]
NY
MI
CT
PA
OH
NJ
WV
DC

Total Acreage



Total – 4,400 Acres
2,100, 48%
2,300, 52%
Marcellus & Utica Shale Acreage
Non Marcellus & Utica Shale Acreage

UMH PROPERTIES, INC

Source: As of 9/30/14 and Wall Street research

UMH Historical Portfolio Growth

- Since 2009, UMH's portfolio of developed sites has grown by 122%



16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
No. of Communities
Developed Sites
6,800
28
8,000
35
8,900
40
10,600
57
13,500
74
15,100
88
12/2009
12/2010
12/2011
12/2012
12/2013
3Q14

UMH PROPERTIES, INC

Information as of period ending dates and updated as of September 30, 2014.

UMH Historical Rental Unit Growth



2,500
2,000
1,500
1,000
500
0
600
800
900
1,100
1,700
2,200
12/2009
12/2010
12/2011
12/2012
12/2013
3Q14

UMH PROPERTIES, INC

Information as of period ending dates and updated as of September 30, 2014.

Potential for Significant Rental Unit Returns

Historical Investments ($ in MM except per unit data)	2009	2010	2011	2012	2013	Q3 2014
Rental Units	600	800	900	1,100	1,700	2,200
Investment	$17.7	$23.1	$26.6	$37.8	$61.7	$82.2
Average Investment Per Unit	$29,473	$28,885	$29,567	$34,389	$36,322	$37,351
Average Monthly Rents per Unit	$636	$615	$615	$634	$664	$704
End of Period Occupancy	83.6%	87.9%	84.7%	92.2%	89.5%	91.3%

Illustrative Rental Unit Economics - 500 New Units per Year	2015	2016	2017	2018	2019
Rental Units	500	1,000	1,500	2,000	2,500
Cost per Unit (1)	$40,000	$42,000	$44,100	$46,305	$48,620
Average Monthly Rent per Unit (2)	$700	$714	$728	$743	$758
Total Investment ($MM)	$20.0	$41.0	$63.1	$86.2	$110.5
Rental Revenue from Units (2)	$3.8	$7.7	$11.8	$16.0	$20.5
Incremental Costs (3)	(0.8)	(1.5)	(2.4)	(3.2)	(4.1)
Net Contribution from New Rental Units	**$3.0**	**$6.2**	**$9.4**	**$12.8**	**$16.4**
Assumed Interest Expense	(0.5)	(1.0)	(1.6)	(2.2)	(2.8)
Incremental FFO	**$2.5**	**$5.1**	**$7.9**	**$10.7**	**$13.6**
Gross Unlevered Return on Investment	15.1%	15.0%	15.0%	14.9%	14.8%
Illustrative Levered Return (4)	25.2%	25.1%	24.9%	24.8%	24.6%

(1) Assumes 5% annual construction cost inflation

(2) Assumes 90% occupancy and 2% annual rent growth

(3) Assumes 20% of revenues

(4) Assumes 50% leverage with 5% weighted average cost of debt

Pace of Opportunistic Acquisitions

Number of Acquired Sites



9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
No. of Acquired Sites
Cumulative Volume
Annual Volume
1,231
1,231
2,099
868
3,826
1,727
6,564
2,738
8,176
1,612
2010
2011
2012
2013
2014

Acquisition Volume



$250,000
$200,000
$150,000
$100,000
$50,000
-
Acquisition Volume ($US 000's)
Cumulative Volume
Annual Volume
$37,450
$37,450
$54,950
$17,500
$102,550
$47,600
$190,820
$88,270
$233,370
$42,550
2010
2011
2012
2013
2014

Average Price Per Site



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
-
Avg. Price per Site ($US)
$30,422
$20,161
$27,562
$32,239
$26,396
2010
2011
2012
2013
2014

UMH PROPERTIES, INC

Information as of 9/30/14.

Value-Added Acquisitions

A Case Study – Weatherly Estates


Weatherly Estates I
615-453-2600
UMH





- Located in Lebanon, TN, 28 miles east of Nashville, TN.

Number of Sites:	270
Date of Acquisition:	March 10, 2006
Purchase Price:	$5,200,000
Purchase Price per Site:	$19,000
Capitalization Subsequent to Acquisition (including $3.9m in rental homes):	$4,300,000
Total Capital Investment:	$9,500,000

	At Acquisition	Today	Increase
Occupancy Percent	59%	99%	40%
Number of Rentals	5	111	106
Site Rent	$330	$410	24.2%
Rental and Related Income*	$642,000	$1,600,000	149.2%
Net Operating Income*	$419,000	$1,018,000	143.0%
Value at 7% Cap Rate per site	$22,200	$53,900	142.8%
Value of community at 7% Cap Rate	$5,985,700	$14,542,900	143.0%

UMH PROPERTIES, INC

*At acquisition – 2006 annualized; Today – 9/30/14 annualized.

Value-Added Acquisitions

A Case Study – Shady Hills







- Located in Nashville, TN, "Music City" and home of the Grand Ole Opry.

Number of Sites:	216
Date of Acquisition:	June 29, 2011
Purchase Price:	$3,719,000
Purchase Price per Site:	$17,000
Capitalization Subsequent to Acquisition (including $1.0m in rental homes):	$1,600,000
Total Capital Investment:	$5,319,000

	At Acquisition	Today	Increase
Occupancy Percent	90%	90%	–
Number of Rentals	7	32	25
Site Rent	$360	$404	12.2%
Rental and Related Income*	$844,000	$1,036,000	22.7%
Net Operating Income*	$401,000	$530,000	32.2%
Value at 7% Cap Rate per site	$26,500	$35,100	32.5%
Value of community at 7% Cap Rate	$5,728,600	$7,571,400	32.2%

UMH PROPERTIES, INC

*At acquisition – 2011 annualized; Today – 9/30/14 annualized.

Value-Added Acquisitions

A Case Study - Holiday Village





- Located in Nashville, TN, "Music City" and home of the Grand Ole Opry.

Number of Sites:	274
Date of Acquisition:	April 2, 2013
Purchase Price:	$7,250,000
Purchase Price per Site:	$26,000
Capitalization Subsequent to Acquisition (including $1.4m in rental homes):	$2,100,000
Total Capital Investment:	$9,350,000

	At Acquisition	Today	Increase
Occupancy Percent	82%	84%	2.0%
Number of Rentals	6	51	45
Site Rent	$425	$432	1.6%
Rental and Related Income*	$1,141,000	$1,230,000	7.8%
Net Operating Income*	$408,000	$699,000	71.3%
Value at 7% Cap Rate per site	$21,300	$36,400	70.9%
Value of community at 7% Cap Rate	$5,828,600	$9,985,700	71.3%

UMH PROPERTIES, INC

*At acquisition - 2013 annualized; Today - 9/30/14 annualized.

Value-Added Expansion

A Case Study - Fairview Manor





- Located in Vineland, NJ, 35 miles west of Atlantic City, NJ

Number of Sites (at Acquisition/Today):	148/318
Date of Acquisition:	November 15, 1985
Purchase Price:	$1,350,000
Purchase Price per Site:	$9,000
Capitalization Subsequent to Acquisition:	$6,400,000
Total Capital Investment:	$7,750,000
Net sales during expansion period:	$2,932,000

	Before Expansion	Today	Increase
Occupancy Percent	91%	98%	7.0%
Number of Sites	160	318	158
Site Rent	$315	$555	76.2
Rental and Related Income*	$617,000	$2,118,000	243.3%
Net Operating Income*	$289,000	$1,255,000	334.3%
Value at 7% Cap Rate per site	$25,800	$56,400	118.6%
Value of community at 7% Cap Rate	$4,128,600	$17,928,600	334.3%

UMH PROPERTIES, INC

*Before expansion- 1996; Today - 9/30/14 annualized.

Value-Added Expansion

A Case Study - Highland Estates





- Located in Kutztown, PA, located 70 miles outside of Philadelphia, PA

Number of Sites (at Acquisition/Today):	186/318
Date of Acquisition:	August 29, 1988
Purchase Price:	$2,040,000
Purchase Price per Site:	$11,000
Capitalization Subsequent to Acquisition:	$10,000,000
Total Capital Investment:	$12,040,000
Net sales during expansion period:	$1,886,000

	Before Expansion	Today	Increase/Decrease
Occupancy Percent	97%	94%	(3.0)%
Number of Sites	192	318	126
Site Rent	$302	$515	70.5
Rental and Related Income*	$683,000	$1,980,000	189.9%
Net Operating Income*	$450,000	$1,055,000	134.4%
Value at 7% Cap Rate per site	$33,500	$47,400	41.5%
Value of community at 7% Cap Rate	$6,428,600	$15,071,400	134.4%

UMH PROPERTIES, INC

*Before expansion- 1996; Today - 9/30/14 annualized.

Vacant Land to Expand

- UMH has over 1,100 vacant acres available for future development.
- Potential for 4 sites per vacant acre at an estimated cost of $40,000 per site.

Vacant Acreage
Total – 1,142 acres



IN, 49
NJ, 162
PA, 298
NY, 316
OH, 225
TN, 92
4%
14%
26%
28%
20%
8%

Sites Planned for Expansion
Total – 848 sites



400
350
300
250
200
150
100
50
0
92
186
366
204
2015
2016
2017
2018

UMH PROPERTIES, INC

UMH Sales & Finance, Inc. ("S&F")

- Commenced operations in 2001 as a taxable REIT subsidiary
- Conducts sales and financing of manufactured homes in its communities
- Focus on increasing occupancy and enhancing the value of communities
- Sales price per unit was approximately $50k over the past twelve months
- Sales reached a record of $15.8mm in 2006 prior to the housing downturn

($US in millions)


Sales
Homes sold
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
250
200
150
100
50
0
$6.1
$6.3
$8.8
$8.7
$6.4
$5.6
2010
2011
2012
2013
9 MOS '13
9 MOS '14

UMH PROPERTIES, INC

Information as of 9/30/14.

Loan Portfolio Overview

- Historically, UMH provided financing to qualified buyers of its manufactured homes
- Due to regulatory issues, commencing in 2014, all new loans are currently being referred to 21st Mortgage
- $21.4mm loan portfolio with a weighted average interest rate of approximately 9.4%
- Portfolio comprised of approximately 709 homes located throughout 54 communities
- Most loans require a 10% down payment and 15 year principal amortization
- Portfolio generates approximately $3.6mm in principal and interest payments annually



($US in millions)
Loan Portfolio Amount
Average Interest Rate
$24.0
$23.0
$22.0
$21.0
$20.0
$19.0
$18.0
$17.0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$20.0
$19.7
$21.9
$23.6
$21.4
2010
2011
2012
2013
Q3'14

Information as of 9/30/14.

REIT Securities Portfolio Overview

- Total value of $62.4mm as of 9/30/14 (inclusive of approximately $2.6 million of unrealized gains)
- UMH's REIT securities portfolio provides attractive yields (currently 6.6%), diversification and additional liquidity
- Securities portfolio represents approximately 11% of total undepreciated assets
- $19.9mm of securities portfolio is invested in the common stock of affiliate Monmouth Real Estate Investment Corporation ("MNR")

Securities by Type



Common Stock 66%
Preferred Stock 34%
Total= $62.4mm

Securities by Industry



Retail 22%
Office 12%
Specialty 7%
Diversified 4%
Mortgage 2%
Manufactured Homes 2%
Lodging 4%
Industrial 47%

UMH PROPERTIES, INC

Financial Information as of 9/30/14.

Summary Historical Performance

Revenue and Other Income ($mm)



Rental revenue
Sales
Interest/Dividend Income
$100
$80
$60
$40
$20
$0
$38.6
$43.8
$52.1
$67.9
$70.8
$80.3
2010
2011
2012
2013
LQA 9/13
LQA 9/14

Core Funds from Operations[1] ($mm)



FFO
$14
$12
$10
$8
$6
$4
$2
$0
$11.6
$9.2
$10.0
$11.4
$8.0
$11.6
2010
2011
2012
2013
LQA 9/13
LQA 9/14

Total Gross Assets ($mm)



$600
$500
$400
$300
$200
$100
$0
$249.9
$290.5
$373.6
$492.6
$561.6
2010
2011
2012
2013
Q3'14

Core Funds from Operations per Share



$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.91
$0.63
$0.62
$0.61
$0.40
$0.52
2010
2011
2012
2013
LQA 9/13
LQA 9/14

UMH PROPERTIES, INC

Financial Information as of 9/30/14. Property information as of 9/30/14. "LQA" means latest quarter annualized.
1. We define Core Funds From Operations (Core FFO) as FFO plus acquisitions costs and Loss Relating to Flood.

Balance Sheet Metrics



Net Debt / Total Market Capitalization
50%
40%
30%
20%
10%
0%
42.5%
36.4%
27.9%
40.7%
44.6%
2010
2011
2012
2013
Q3'14



Net Debt / EBITDA
10.0x
8.0x
6.0x
4.0x
2.0x
.0x
6.4x
6.6x
5.4x
7.7x
8.7x
2010
2011
2012
2013
Q3'14



Fixed Charge Coverage[1]
3.0x
2.0x
1.0x
.0x
2.5x
1.9x
1.9x
1.7x
1.6x
2010
2011
2012
2013
Q3'14



Gross Total Assets / Total Debt + Preferred
2.5x
2.0x
1.5x
1.0x
.5x
.0x
2.2x
2.0x
1.8x
1.6x
1.6x
2010
2011
2012
2013
Q3'14

UMH PROPERTIES, INC

[1] Fixed charges include interest expense, capitalized interest and preferred distributions

Financial Information as of 9/30/14.

Limited Mortgage Debt Maturities

- Weighted average mortgage debt maturity is 5.5 years
- Weighted average interest rate is 4.8%
- Fixed rate mortgage debt is 95.7% of total mortgage debt
- Mortgage debt as a percentage of total debt is 71.8%
- Exploring value added opportunities in this current attractive rate environment to further reduce our cost of debt

Mortgage Debt Maturity Schedule ($US in millions)



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$0.0
$6.9
$8.8
$42.6
$16.7
$108.9
2014
2015
2016
2017
2018
Thereafter

UMH PROPERTIES, INC

Financial Information as of 9/30/14.

Strong Record of Regular Distributions

Annual Dividend per Share (1993 – 2013)



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.33
$0.43
$0.53
$0.60
$0.70
$0.74
$0.75
$0.76
$0.81
$0.87
$0.91
$0.95
$0.98
$0.99
$1.00
$0.79
$0.72
$0.72
$0.72
$0.72
$0.72
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

UMH PROPERTIES, INC

Compelling Valuation with Significant Upside

- Current market valuation significantly undervalues portfolio at less than $26k per site
- Private market valuations for sites range from $40k to $70k per site

Equity Market Capitalization	38.9%	$221.2
Preferred Stock	16.1%	91.6
Total Equity Capitalization	**55.0%**	**$312.8**
Debt Outstanding	45.0%	256.2
Total Market Capitalization	**100.0%**	**$569.0**
Less: Cash & Cash Equivalents		$(2.7)
Less: Securities Available for Sale		(62.4)
Less: Inventory		(15.6)
Less: Notes Receivable		(24.6)
Less: Rental Homes & Accessories [1]		(82.2)
Total Non-Site Related Adjustments		$(187.4)
Adjusted Market Capitalization		**$381.6**
Owned Sites		15,100
Implied Public Market Value per Site		**$25,269**

	Public	Private Market		
Site Valuations	**$25,269**	**$40,000**	**$50,000**	**$60,000**
Total Implied Site Values	$381.6	$604.0	$755.0	$906.0
Plus: Non-Site Related Adjustments	187.4	187.4	187.4	187.4
Total Market Capitalization	**$569.0**	**$791.4**	**$942.4**	**$1,093.4**
Less: Debt Outstanding	(256.2)	(256.2)	(256.2)	(256.2)
Less: Preferred Stock	(91.6)	(91.6)	(91.6)	(91.6)
Implied Equity Market Capitalization	**$221.2**	**$443.6**	**$594.6**	**$745.6**
Shares Oustanding	23.6	23.6	23.6	23.6
Implied NAV	**$9.36**	**$18.78**	**$25.17**	**$31.56**
Implied Discount to NAV		*(50.1%)*	*(62.8%)*	*(70.3%)*

Note: Data as of 9/30/14

[1] Represents approximately $40,000 investment for each of the Company's 2,200 rental units at 9/30/14.

UMH PROPERTIES, INC

Investment Highlights

- Long-term track record of profitability
- Strong balance sheet and stable credit metrics
- Well positioned for housing market rebound
- Significant upside in real estate portfolio - 82.2% occupancy
- Significant potential growth through adding rental units
- Well positioned to benefit from the rapidly expanding energy sector investments being made in our region
- Proven access to institutional capital
- Compelling value relative to implied Net Asset Value
- Proven ability to add value through acquisitions and expansions
- Strong acquisition track record with a sizeable current acquisition pipeline
- Experienced management team

Information as of 9/30/14.

Total Return Performance

5 Year

UMH Properties, Inc. - Total Return (%)



UMH (+78.80%)
MSCI US REIT (RMS) (+129.70%)
Total Return (%)
140
120
100
80
60
40
20
0
-20
Jan 2010
Jul 2010
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
Jul 2013
Jan 2014
Jul 2014

Source: SNL as of October 21, 2014.


UMH
PROPERTIES, INC
For additional information including all SEC filings please visit:
WWW.UMH.COM